SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported) July 31, 2002.

                             THE CREDIT STORE, INC.

           DELAWARE                                 000-28709                        87-0296990
(State or Other Jurisdiction of                Commission file number              (I.R.S. Employer
Incorporation or Organization)                                                    Identification No.)
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             3401 NORTH LOUISE AVENUE
            SIOUX FALLS, SOUTH DAKOTA                                 57107
     (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (800) 240-1855
                                                           ---------------

                                 Not Applicable
   ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On August 2, 2002, the Company issued the press release filed herewith as
Exhibit 99.1.

In addition, Salvatore J. Zizza and Geoffrey A. Thompson resigned as directors of the Company effective July 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated August 2, 2002

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                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 1, 2002

                                          THE CREDIT STORE, INC.


                                          By  /s/ Michael J. Philippe
                                              --------------------------------
                                          Name: Michael J. Philippe
                                              --------------------------------
                                          Title: Chief Financial Officer
                                              --------------------------------



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                                  EXHIBIT INDEX


Exhibit                    Description                         Method of Filing
-------                    -----------                         ----------------

99.1            Press Release dated August 2, 2002          Filed Electronically